                                                                  EXHIBIT 99.7



           CONSENT OF PERSON NAMED AS ABOUT TO BECOME A DIRECTOR


Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I, Michael G. Morris, hereby consent to be named as a person about to become a director of Consolidated Edison, Inc. in this registration statement on Form S-4.



                                            /s/ Michael G. Morris
                                            -------------------------
                                            Michael G. Morris